Blackstone Mortgage Trust, Inc. April 25, 2017 First Quarter 2017 Results Exhibit 99.2

Blackstone Mortgage Trust

GAAP
earnings
of
$0.54
per
share
and
Core
Earnings
(a)
of $0.61 per share. Book value of $26.28 per
share.
$0.62
per
share
dividend
equates
to
an
8.0%
dividend
yield.
(b)
1Q
loan
originations
totaled
$1.0
billion
and
were
100%
floating
rate,
senior
loans
with
a
weighted
average LTV
(c)
of 60%. Cumulative direct originations since inception of $14.3 billion.
100% performing $9.7 billion
(d)
portfolio of senior loans with a weighted average LTV
(c)
of 61%
91% of portfolio is floating rate; a 1.0% increase in USD LIBOR would result in a $0.19 increase in net interest income per share per annum
Closed
$1.1
billion
of
credit
facility
upsizes
and
$2.8
billion
of
credit
facility
extensions,
bringing
total asset-level financing capacity to $10.1 billion
Subsequent to quarter end, closed $125 million upsize of ‘swing-line’ corporate liquidity facility increasing the total commitment to $250 million and reducing its rate by 0.50% to L+2.25%
Total liquidity of $670 million;
(e)
maximum
origination capacity of $2.6 billion
(f)
Subsequent to quarter end, entered into a joint venture with Walker & Dunlop to originate, finance, and hold multifamily bridge loans
First Quarter 2017 Highlights
Information included in this presentation is as of or for the period ended March 31, 2017, unless otherwise indicated
(a)
See Appendix for a definition and reconciliation to GAAP net income
(b)
Based on annualized dividend and BXMT closing price as of March 31, 2017
(c)
Based on LTV as of the dates loans were originated or acquired by BXMT
(d)
Includes $1.0 billion of Non-Consolidated Senior Interests, see Appendix for definition
(e)
Total liquidity includes $64 million of cash, $563 million of available borrowings, and $43 million of net receivables related to loan repayments
(f)
Potential loan originations assumes 4.0x asset-level leverage on total liquidity, net of $153 million of minimum liquidity requirements under applicable debt covenants

Blackstone Mortgage Trust

3Q'13
4Q'13
1Q'14
2Q'14
3Q'14
4Q'14
1Q'15
2Q'15
3Q'15
4Q'15
1Q'16
2Q'16
3Q'16
4Q'16
1Q'17
BXMT
direct
loan
originations
since
inception
have
driven
the
outstanding
BXMT
originated
portfolio
to
$8.2
billion
(a)
and
helped
maintain
overall
portfolio
size
at
the
$10
billion
level
achieved
with
the
GE
portfolio
acquisition
in
2Q
2015
BXMT
capital
invested
in
the
loan
portfolio
is
prudently
levered
to
generate
attractive
risk
adjusted
returns
GE loans
BXMT Senior Lending Business
(a)
In certain instances, we finance our loans through the non-recourse sale of a senior loan interest that is not included in our consolidated financial statements. See Note
2 in our Form 10-Q for further discussion. Total loan exposure encompasses the entire loan we originated and financed, including $1.0 billion of such Non-Consolidated
Senior Interests as of March 31, 2017 and for each respective quarter.
(b)
Represents (i) total outstanding secured debt agreements and convertible notes, less cash, to (ii) total stockholder’s equity
Portfolio Composition
(a)
2.5x
2.2x
1.0x
1.8x
1.7x
1.5x
Debt to
Equity
1.4x
1.7x
1.9x
2.9x
2.7x
2.5x
2.6x
(b)
2.4x
$10.0 bn
portfolio size
BXMT
originated
loans
2.3x
$8.2 bn
$1.6 bn

Blackstone Mortgage Trust
Loan Originations
$1.0
billion
of
total
originations
in
the
quarter,
up
21%
quarter
over
quarter,
with
an
all-in
yield
of
L+5.25%;
all
six
loans
were
with
sponsors
who
are
repeat
BXMT
borrowers
Two
construction
loans,
totaling
$348
million
with
a
weighted
average
LTV
(a)
of
46%
and
all-in
yield
of
L+6.01%,
are
indicative
of
the
attractive
risk-adjusted
opportunities
with
diminished
bank
competition
in
construction
lending
Future
funding
commitments
at
quarter
end
totaled
$1.2
billion
and
will
contribute
to
outstandings
in
future
periods
100% senior loans
$1.0 billion total commitments
100% floating rate
Weighted
Average
LTV
(a)
of 60%
1Q 2017 Originations
(a)
Reflects LTV as of the date loans were originated or acquired by BXMT
(b)
Includes $1.0 billion of Non-Consolidated Senior Interests, see Appendix for definition
Large loans: $161 million avg. size
($ in millions)
$9,733
$1,223
Total Loan Commitments
(b)
1Q’17  Outstanding Loans
Future Funding
Commitments

Blackstone Mortgage Trust

$0.27
$0.45
$0.48
$0.48
$0.50
$0.52
$0.52
$0.52
$0.62
$0.62
$0.62
$0.62
$0.62
$0.62
$0.62
3Q'13
4Q'13
1Q'14
2Q'14
3Q'14
4Q'14
1Q'15
2Q'15
3Q'15
4Q'15
1Q'16
2Q'16
3Q'16
4Q'16
1Q'17
$0.67
$0.71
Earnings & Dividends
1Q
GAAP
earnings
of
$0.54
per
share
($51
million)
and
Core
Earnings
(a)
of
$0.61
per
share
($58
million)
generated
entirely
by
portfolio
lending
business
Core
Earnings
converging
with
dividend
as
volatility
related
to
GE
portfolio
acquisition
and
repayments
subsides
Late
in
quarter
originations
and
construction
loan
unfunded
commitments
will
produce
additional
earnings
impact
in
subsequent
quarters
Quarterly Dividends
$0.28
$0.41
$0.43
$0.43
Core
EPS
$0.49
$0.50
$0.52
$0.38
$0.72
$0.68
$0.65
(a)
$0.61
TTM -
105% coverage
$0.62
(b)
(a)
In 3Q 2015, BXMT revised the basis of reporting for Core Earnings to be net of incentive fees. Core EPS numbers indicated in the chart for 3Q 2014, 4Q 2014 and 1Q
2015 are adjusted from the previously reported $0.50, $0.52 and $0.54, respectively, so as to be comparable to Core EPS numbers in 3Q 2015 and subsequently. See
Appendix for a definition and reconciliation to GAAP net income.
(b)
Includes $0.11 of transaction expenses related to the GE acquisition

Blackstone Mortgage Trust

50%
22%
10%
5%
3%
2%
8%
Condo
Portfolio
Composition
$9.7
billion
portfolio
comprising
103
senior
loans
secured
by
institutional
quality
real
estate
concentrated
in
major
markets:
loans
secured
by
assets
located
in
New
York,
California
and
London/UK
comprise
54%
of
the
portfolio
Office
Multifamily
Hotel
MHC
Other
Retail
Geographic Diversification
(a)
Collateral Diversification
(a)
Weighted Average LTV
(b)
61%
States that comprise less than 1% of total loan portfolio
CAN
5%
CA
17%
WA
2%
HI
5%
DC
2%
TX
2%
VA
2%
GA
3%
IL
7%
FL
10%
UK
14%
OR
1%
AZ
1%
CO
1%
MD
1%
NC
1%
NL
1%
MA
1%
DEU
1%
NY
23%
(a)
In certain instances, we finance our loans through the non-recourse sale of a senior loan interest that is not included in our consolidated financial statements. See Note
2 in our Form 10-Q for further discussion. Total loan exposure encompasses the entire loan we originated and financed, including $1.0 billion of such Non-Consolidated
Senior Interests as of March 31, 2017.
(b)
Reflects LTV as of the date loans were originated or acquired by BXMT

Blackstone Mortgage Trust

Balance Sheet
Total
asset-level
financing
capacity
of
$10.1
billion
was
70%
utilized
at
quarter
end
$1.1
billion
of
credit
facility
upsizes
(a)
and
$2.8
billion
of
credit
facility
maturity
extensions
during
the
quarter
Liquidity
of
$670
million:
$64
million
cash,
$454
million
credit
facility
availability,
$109
million
swing-line
revolver
availability
and
$43
million
net
receivables
related
to
loan
repayments
Asset-Level Financing Capacity
($ in billions)
Outstanding Leverage
2.4x
Debt-to-Equity
Ratio
(c)
2.9x
Total
Leverage
Ratio
(d)
Credit
Facilities
All-in cost of L+2.11%
Asset-Specific
Financings
All-in cost of L+2.06%
Corporate
Debt
Convertible
Notes: 5.87%
Secured
Facility:
L+2.75%
Total Debt
Senior Loan
Interests
(b)
Pricing directly related to
underlying collateral assets
Total Leverage
$4.0
$1.8
$0.2
$1.3
$6.0
$7.3
(a)
Include €250 million with Citi, £250 million with Morgan Stanley, and $307 million asset-specific financing conversion to $500 million credit facility with Deutsche Bank
(b)
In addition to $356 million of loan participations sold, includes $1.0 billion of Non-Consolidated Senior Interests, which result from non-recourse sales of senior loan interests in loans BXMT originates. BXMT’s net investments in these loans are reflected in the form of mezzanine or other subordinate loans on BXMT’s balance sheet.
(c)
Represents (i) total outstanding secured debt agreements, convertible notes, less cash, to (ii) total stockholders’ equity
(d)
Represents (i) total outstanding secured debt agreements, convertible notes, loan participations sold, and Non-Consolidated Senior Interests, less cash, to (ii) total stockholders’ equity
$6.6
$2.1
$1.4
Credit
Facilities
8 providers
Senior Loan
Interests
8 providers
Asset-Specific
Financings
4
providers
$10.1 bn
1Q’17 Capacity

Net Interest Income Per Share
Increasing USD LIBOR – Increasing Income

Blackstone Mortgage Trust

9%
91%
21%
79%
Interest Rates
Core
Earnings
are
positively
correlated
to
changes
in
USD
and
GBP
LIBOR,
the
benchmark
indices
for
87%
of
BXMT’s
loans
A
1.0%
increase
in
USD
LIBOR
would
increase
net
interest
income
per
share
by
$0.19
per
annum
(a)
(a)
Core Earnings are inversely correlated to EURIBOR and CDOR such that an increase of 50bps in either would decrease net interest income per share by less than $0.01 per year
(b)
As of June 30, 2015
(c)
As of June 30, 2015, $148 million of floating rate loans earned interest based on floors that were above the applicable index, with an average floor of
1.80%, based on total loan exposure
(d)
As of March 31, 2017, $218 million of floating rate loans earned interest based on floors that were above the applicable index, with an average floor of
1.22%, based on total loan exposure
Portfolio Income Sensitivity to USD LIBOR
(Annual Dollars of Net Interest Income Per Share)
USD LIBOR
Portfolio Fixed vs. Floating
(% of Total Loan Exposure)
Floating
(c)
Fixed
Floating
(d)
Fixed
At GE Acquisition
(b)
1Q 2017
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
0.98%
1.48%
1.98%
2.48%
2.98%
3.48%

Appendix

Blackstone Mortgage Trust

4Q'16 Loans
Outstanding
Fundings
Repayments
1Q'17 Loans
Outstanding
Appendix –
First Quarter 2017 Operating Results & Net Funding
$56 million
(b)
Net Repayments
Net Funding
($ in Billions)
Operating Results
($ in Millions)
$9.8
$0.7
$(0.8)
$9.7
(a)
Includes $1.0 billion of Non-Consolidated Senior Interests, see Appendix for definition
(b)
Excludes the impact of changes in foreign currency rates and hedges for non-USD loans and financings
$0.61
Core Earnings Per Share
$0.54
Net Income Per Share
GAAP Net
Income
Adjustments
Core
Earnings
Interest Income
118.5
$
(0.2)
$
118.3
$
Interest Expense
(46.7)
0.4
(46.3)
Management and
Incentive Fees
(12.9)
—
(12.9)
G&A / Other
(1.6)
0.6
(1.0)
Non-Cash
Compensation
(5.9)
5.9
—
Total
51.4
$
6.7
$
58.1
$
(a)
(a)

Blackstone Mortgage Trust

Loan Portfolio Details
(a)
Date loan was originated or acquired by BXMT, and the LTV as of such date
(b)
In certain instances, loans are financed through the non-recourse sale of a senior loan interest that is not included in the consolidated financial statements.
As of March
31, 2017, three loans in the portfolio have been financed with an aggregate $1.0 billion of Non-Consolidated Senior Interests, which are included in the table above.
(c)
Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty
(d)
Consists of both floating and fixed rates. Coupon and all-in yield assume applicable floating benchmark rates for weighted-average calculation.
($ in Millions)
Loan Type
Origination
Date
(a)
Total
Loan
(b)
Principal
Balance
(b)
Net Book
Value
Cash
Coupon
All-In
Yield
Maximum
Maturity
(c)
Location
Property
Type
Loan Per
SQFT / Unit / Key
Origination
LTV
(a)
Loan 1
Senior loan
(b)
5/15/2015
590
$
505
$
85
$
L + 4.25%
L + 4.76%
5/15/2020
Miami
Retail
673 / sqft
36%
Loan 2
Senior loan
(b)
8/6/2015
463
463
83
4.48%
5.81%
10/29/2022
Diversified -
EUR
Other
n/a
71%
Loan 3
Senior Loan
5/22/2014
427
427
424
L + 4.20%
L + 4.48%
12/31/2019
Diversified -
UK
Hotel
115,951 /  key
59%
Loan 4
Senior Loan
5/1/2015
320
295
293
L + 3.45%
L + 3.83%
5/1/2020
New York
Office
376 / sqft
68%
Loan 5
Senior Loan
1/7/2015
315
287
286
L + 3.50%
L + 3.88%
1/9/2020
New York
Office
246 / sqft
53%
Loan 6
Senior Loan
6/4/2015
260
260
263
L + 4.34%
L + 4.20%
8/12/2020
Diversified -
CAN
Hotel
40,153 /  key
54%
Loan 7
Senior Loan
3/31/2017
258
242
239
L + 4.15%
L + 4.54%
4/9/2022
Maui
Hotel
318,182 /  key
75%
Loan 8
Senior loan
(b)
6/30/2015
223
220
43
L + 4.75%
L + 5.18%
7/9/2020
San Francisco
Condo
877 / sqft
66%
Loan 9
Senior Loan
6/23/2015
224
214
213
L + 3.65%
L + 4.00%
10/1/2020
Washington DC
Office
239 / sqft
72%
Loan 10
Senior Loan
7/31/2014
215
198
198
L + 3.50%
L + 3.56%
8/9/2019
Chicago
Office
262 / sqft
64%
Loan 11
Senior Loan
8/19/2016
200
188
187
L + 3.64%
L + 4.10%
9/9/2021
New York
Office
572 / sqft
69%
Loan 12
Senior Loan
8/3/2016
276
186
183
L + 4.66%
L + 5.19%
8/9/2021
New York
Office
255 / sqft
57%
Loan 13
Senior Loan
4/15/2016
200
183
182
L + 4.25%
L + 4.86%
5/9/2021
New York
Office
172 / sqft
40%
Loan 14
Senior Loan
2/25/2014
181
181
180
L + 4.75%
L + 5.07%
3/9/2019
Diversified -
US
Hotel
95,113 /  key
58%
Loan 15
Senior Loan
12/22/2016
205
171
169
L + 3.50%
L + 4.07%
1/9/2022
New York
Office
241 / sqft
66%
Loan 16-103
Various
6,600
5,713
5,694
5.03%
5.48%
(d)
Various
Various
Various
Various
62%
Total/Wtd. Avg.
10,957
$
9,733
$
8,722
$
4.97%
5.43%
3.4 years
61%
Senior Loans

Blackstone Mortgage Trust

Consolidated Balance Sheets
($ in Thousands, Except Per Share Data)
March 31, 2017
December 31, 2016
Assets
Cash and cash equivalents
64,275
$
75,567
$
Loans receivable, net
8,721,768
8,692,978
Other assets
168,616
44,070
Total assets
8,954,659
$
8,812,615
$
Liabilities and equity
Secured debt agreements, net
5,760,191
$
5,716,354
$
Loan participations sold, net
354,131
348,077
Convertible notes, net
167,475
166,762
Other liabilities
176,880
87,819
Total liabilities
6,458,677
6,319,012
Commitments and contingencies
—
—
Equity
Class A common stock, $0.01 par value
948
945
Additional paid-in capital
3,096,006
3,089,997
Accumulated other comprehensive loss
(52,357)
(56,202)
Accumulated deficit
(548,615)
(541,137)
Total Blackstone Mortgage Trust, Inc. stockholders’ equity
2,495,982
2,493,603
Total liabilities and equity
8,954,659
$
8,812,615
$

Blackstone Mortgage Trust

Consolidated Statements of Operations
($ in Thousands, Except per Share Data)
Three Months Ended March 31,
2017
2016
Income from loans and other investments
Interest and related income
118,517
$
123,025
$
Less: Interest and related expenses
46,674
45,381
Income from loans and other investments, net
71,843
77,644
Other expenses
Management and incentive fees
12,921
13,613
General and administrative expenses
7,428
6,795
Total other expenses
20,349
20,408
Gain on investments at fair value
—
66
Income from equity investment in unconsolidated subsidiary
—
138
Income before income taxes
51,494
57,440
Income tax provision
89
241
Net income
51,405
$
57,199
$
Net income attributable to non-controlling interests
—
(152)
Net income attributable to Blackstone Mortgage Trust, Inc.
51,405
$
57,047
$
Per share information (basic and diluted)
Weighted-average shares of common stock outstanding
94,993,386
94,067,769
Net income per share of common stock
0.54
$
0.61
$

Blackstone Mortgage Trust

Per Share Calculations
(Amounts in Thousands, Except per Share Data)
(a)
Represents net income attributable to Blackstone Mortgage Trust
(b)
Adjustment in respect of the deferral in Core Earnings of the accretion of a total $9.1 million of purchase discount attributable to a certain pool of GE portfolio loans pending the repayment of those loans
Core Earnings
Reconciliation
Book Value
per Share
Earnings
per Share
Three Months Ended
March 31, 2017
December 31, 2016
Net income
(a)
51,405
$
53,375
$
Weighted-average shares outstanding, basic and diluted
94,993

94,456

Earnings per share, basic and diluted
0.54
$
0.57
$
Three Months Ended
March 31, 2017
December 31, 2016
Net income
(a)
51,405
$
53,375
$
CT Legacy Portfolio net income
-
(502)
Non-cash compensation expense
5,907
4,955
GE purchase discount accretion adjustment
(b)
(216)
(320)
Other items
1,024
742
Core Earnings
58,120
$
58,250
$
Weighted-average shares outstanding, basic and diluted
94,993
94,456
Core Earnings per share, basic and diluted
0.61
$
0.62
$
March 31, 2017
December 31, 2016
Stockholders’ equity
2,495,982
$
2,493,603
$
Shares
Class A common stock
94,818
94,540
Deferred stock units
176
169
Total outstanding
94,994
94,709
Book value per share
26.28
$
26.33
$

Blackstone Mortgage Trust

Reconciliation of Net Income to Core Earnings
(a)
(Amounts in Thousands, Except per Share Data)
Three Months Ended
Sep 30,
2013
Dec 31,
2013
Mar 31,
2014
Jun 30,
2014
Sep 30,
2014
Dec 31,
2014
Mar 31,
2015
Jun 30,
2015
Sep 30,
2015
Dec 31,
2015
Mar 31,
2016
Jun 30,
2016
Sep 30,
2016
Dec 31,
2016
Mar 31,
2017
Net income
8,320
$
7,079
$
13,065
$
33,466
$
22,024
$
21,490
$
35,393
$
29,284
$
66,888
$
65,264
$
57,047
$
63,081
$
64,794
$
53,375
$
51,405
$
CT Legacy Portfolio net (income) loss
(437)
3,670
970
(15,508)
(134)
4,833
(8,400)
(1,857)
(401)
(3,408)
183
(3,825)
(1,805)
(502)
-
Non-cash compensation expense
94
1,158
1,834
2,382
1,619
2,528
3,297
3,396
3,188
3,460
4,687
4,836
4,949
4,955
5,907
GE purchase discount accretion adjustment
-
-
-
-
-
-
-
(459)
(2,008)
(1,542)
(1,166)
(1,247)
(929)
(320)
(216)
Other items
-
107
423
162
404
408
342
416
(119)
310
418
278
(65)
742
1,024
Core Earnings
7,977
$
12,014
$
16,292
$
20,502
$
23,913
$
29,259
$
30,632
$
30,780
$
67,548
$
64,084
$
61,169
$
63,123
$
66,944
$
58,250
$
58,120
$
Weighted-average shares outstanding, basic and diluted
28,895
29,364
37,967
47,978
49,211
58,190
58,576
80,941
93,358
93,574
94,068
94,064
94,072
94,456
94,993
Net income per share, basic and diluted
0.29
$
0.24
$
0.34
$
0.70
$
0.45
$
0.37
$
0.60
$
0.36
$
0.72
$
0.70
$
0.61
$
0.67
$
0.69
$
0.57
$
0.54
$
Core Earnings
per share, basic and diluted
0.28
$
0.41
$
0.43
$
0.43
$
0.49
$
0.50
$
0.52
$
0.38
$
0.72
$
0.68
$
0.65
$
0.67
$
0.71
$
0.62
$
0.61
$
(a)
In 3Q 2015, BXMT revised the basis of reporting for Core Earnings to be net of incentive fees. Core EPS numbers indicated in the chart for 3Q 2014, 4Q 2014 and 1Q
2015 are adjusted from the previously reported $0.50, $0.52 and $0.54, respectively, so as to be comparable to Core EPS numbers in 3Q 2015 and subsequently.
(b)
Represents net income attributable to Blackstone Mortgage Trust
(c)
Adjustment in respect of the deferral in Core Earnings of the accretion of a total $9.1 million of purchase discount attributable to a certain pool of GE portfolio loans pending the repayment of those loans
(b)
(c)

Blackstone Mortgage Trust

Definitions
Core
Earnings:
Blackstone
Mortgage
Trust,
Inc.
(“BXMT”)
discloses
Core
Earnings,
a
financial
measure
that
is
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance
with
generally
accepted
accounting
principles
in
the
United
States
of
America
(“GAAP”)
in
this
presentation.
Core
Earnings
is
an
adjusted
measure
that
helps
BXMT
evaluate
its
performance
excluding
the
effects
of
certain
transactions
and
GAAP
adjustments
that
it
believes
are
not
necessarily
indicative
of
its
current
loan
origination
portfolio
and
operations.
Although
according
to
its
management
agreement
BXMT
calculates
the
incentive
and
base
management
fees
due
to
its
Manager
using
Core
Earnings
before
incentive
fees
expense,
beginning
with
the
third
quarter
of
2015,
BXMT
reports
Core
Earnings
after
incentive
fees
expense,
as
BXMT
believes
this
is
a
more
meaningful
presentation
of
the
economic
performance
of
its
class
A
common
stock.
Core
Earnings
is
defined
as
GAAP
net
income
(loss),
including
realized
gains
and
losses
not
otherwise
included
in
GAAP
net
income
(loss),
and
excluding
(i)
net
income
(loss)
attributable
to
the
CT
Legacy
Portfolio,
(ii)
non-cash
equity
compensation
expense,
(iii)
depreciation
and
amortization,
(iv)
unrealized
gains
(losses),
and
(v)
certain
non-cash
items.
Core
Earnings
may
also
be
adjusted
from
time
to
time
to
exclude
one-time
events
pursuant
to
changes
in
GAAP
and
certain
other
non-cash
charges
as
determined
by
BXMT’s
manager,
subject
to
approval
by
a
majority
of
its
independent
directors.
Core
Earnings
does
not
represent
net
income
or
cash
generated
from
operating
activities
and
should
not
be
considered
as
an
alternative
to
GAAP
net
income,
or
an
indication
of
BXMT’s
GAAP
cash
flows
from
operations,
a
measure
of
BXMT’s
liquidity,
or
an
indication
of
funds
available
for
its
cash
needs.
In
addition,
BXMT’s
methodology
for
calculating
Core
Earnings
may
differ
from
the
methodologies
employed
by
other
companies
to
calculate
the
same
or
similar
supplemental
performance
measures,
and
accordingly,
its
reported
Core
Earnings
may
not
be
comparable
to
the
Core
Earnings
reported
by
other
companies.
Non-Consolidated
Senior
Interests:
Senior
interests
in
loans
originated
and
syndicated
to
third
parties.
These
non-recourse
loan
participations
constitute
additional
financing
capacity
and
are
included
in
discussions
of
the
loan
portfolio.

Blackstone Mortgage Trust

Forward-Looking Statements
This
presentation
may
contain
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
which
reflect
BXMT’s
current
views
with
respect
to,
among
other
things,
BXMT’s
operations
and
financial
performance.
You
can
identify
these
forward-looking
statements
by
the
use
of
words
such
as
“outlook,”
“indicator,”
“believes,”
“expects,”
“potential,”
“continues,”
“may,”
“will,”
“should,”
“seeks,”
“predicts,”
“intends,”
“plans,”
“estimates,”
“anticipates”
or
the
negative
version
of
these
words
or
other
comparable
words.
Such
forward-
looking
statements
are
subject
to
various
risks
and
uncertainties.
Accordingly,
there
are
or
will
be
important
factors
that
could
cause
actual
outcomes
or
results
to
differ
materially
from
those
indicated
in
these
statements.
BXMT
believes
these
factors
include
but
are
not
limited
to
those
described
under
the
section
entitled
“Risk
Factors”
in
its
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended
December
31,
2016,
as
such
factors
may
be
updated
from
time
to
time
in
its
periodic
filings
with
the
Securities
and
Exchange
Commission
(“SEC”)
which
are
accessible
on
the
SEC’s
website
at
www.sec.gov.
These
factors
should
not
be
construed
as
exhaustive
and
should
be
read
in
conjunction
with
the
other
cautionary
statements
that
are
included
in
this
presentation
and
in
the
filings.
BXMT
assumes
no
obligation
to
update
or
supplement
forward-looking
statements
that
become
untrue
because
of
subsequent
events
or
circumstances.